CERTAIN TRANSACTIONS	3 Months Ended
Mar. 31, 2016
Certain Transactions [Abstract]
Certain Transactions

NOTE 3 – Certain transactions:

Japanese business venture:

On April 1, 2016, Teva and Takeda established Teva Takeda Yakuhin Ltd., a new business venture in Japan. The business venture combines Teva's Japanese generics business along with Takeda's portfolio of non-exclusive products. The business venture seeks to leverage Takeda's leading brand reputation and strong distribution presence in Japan with Teva's expertise in supply chain, operational network, infrastructure and R&D, to meet the wide-ranging needs of patients and growing importance of generics in Japan through the provision of off-patent medicines.

Teva assigned 49% in the business venture to Takeda in consideration of the contribution of its off-patented products business in Japan. The business venture will be consolidated in Teva's financial statements commencing April 1, 2016, and is expected to increase Teva's sales in the Japanese market. Takeda's interest in the business venture will be accounted for under “net income (loss) attributable to non-controlling interests.”

Rimsa acquisition:

On March 3, 2016, Teva completed the acquisition of Representaciones e Investigaciones Médicas, S.A. de C.V. ("Rimsa"), a leading pharmaceutical manufacturing and distribution company in Mexico, along with a portfolio of products and companies, intellectual property, assets and pharmaceutical patents in Latin America and Europe, for an amount of $2.3 billion, in a cash free, debt free set of transactions. Teva financed the transaction using cash on hand.

The table below summarizes the preliminary estimates of the fair value of the assets acquired and liabilities assumed and resulting goodwill. These preliminary estimates are subject to revision, which may result in adjustments to the preliminary values presented below, when the appraisals are finalized.

U.S.$ in millions
Current assets	$113
Deferred taxes and other assets	590
Identifiable intangible assets:
Product rights	781
Research and development in-process	177
Trade names / customer relationships	49
Goodwill	1,074

Total assets acquired	2,784
Current liabilities	56
Other liabilities	401

Total liabilities assumed	457
Net assets acquired	$2,327

Pro forma information giving effect to the acquisition has not been provided as the results would not be material.

Actavis Generics acquisition:

On July 27, 2015, Teva announced that it entered into a definitive agreement with Allergan plc to acquire Allergan's worldwide generic pharmaceutical business ("Actavis Generics"). Teva will pay total consideration of $33.75 billion in cash and approximately 100 million Teva shares, to be issued to Allergan at the closing of the transaction. At the time of the announcement, total consideration was estimated to be $40.5 billion. However, the final consideration will be based on the closing price of Teva's ordinary shares at the date of acquisition. Teva expects that closing will occur in June 2016, based upon its current estimate of the timing to obtain clearance from the U.S. Federal Trade Commission. Teva previously received regulatory approval from the European Commission for the acquisition, subject to certain divestitures.

Teva entered into a $22 billion bridge loan credit agreement and a separate $5 billion term loan facility with various banks, to finance a portion of the Actavis Generics acquisition. Any loan under the bridge facility would bear an interest rate of LIBOR plus a margin ranging from 0.30% to 1.65%, so long as Teva maintains an investment-grade credit rating. The term facility contemplates two tranches of $2.5 billion each, with the first tranche maturing in full after three years and bearing an interest rate of LIBOR plus a margin ranging from 1.000% to 1.375% based on Teva's credit rating from time to time and the second tranche maturing in five years with payment installments each year and bearing an interest rate of LIBOR plus a margin ranging from 1.125% to 1.5%, based on Teva's credit rating from time to time. To date, Teva has not drawn any funds under the bridge loan or the term facility. Teva expects to offer various tranches of debt securities, either in lieu of drawing under the bridge loan facility or to repay amounts borrowed thereunder.